CONSIDERATION RECEIVABLE	12 Months Ended
Dec. 31, 2018
Non-current Asset Held For Sale And Discontinued Operations [Abstract]
CONSIDERATION RECEIVABLE
CONSIDERATION RECEIVABLE
Sale of a 30% interest in the Côté Gold Project
On May 8, 2017, the Company entered into a Memorandum of Understanding with Sumitomo Metal Mining Co., Ltd. ("SMM") under which SMM would acquire a 30% interest in the Côté Gold Project, including certain assets and liabilities attributable thereto, for an aggregate consideration of $195 million. On June 5, 2017, the Company entered into a definitive Investment Agreement and a definitive Joint Venture Agreement with SMM with respect to the Côté Gold Project and the transaction closed on June 20, 2017. On closing, the Company received $100 million of the consideration and the remaining consideration of $95 million was received during the fourth quarter of 2018, pursuant to releasing the Project feasibility study.

In 2017, the Company paid $3.5 million in transaction costs upon closing of the transaction. In December 2018, the Company paid a further $2.9 million on receipt of the remaining consideration of $95 million. The $95 million consideration receivable from SMM was discounted to its present value on June 20, 2017, and was carried at an amortized cost of $93.8 million as at December 31, 2017.
On closing, the Company recorded a net gain of $19.2 million on the sale of the 30% interest in the Côté Gold Project to SMM, which has been included under Interest income, derivatives and other investment gains (losses) (note 32) in the Consolidated statements of earnings.